UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities exchange act of 1934

Date of report (Date of earliest event reported): April 20, 2006

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue
Suite 100	73134
Oklahoma City, Oklahoma	(Zip code)
(Address of principal executive offices)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

On April 20, 2006, the board of directors (the “Board”) of Gulfport Energy Corporation (the “Company”) and a majority of the stockholders of the Company acted by unanimous written consent to approve and adopt the Company’s Amended and Restated 2005 Stock Incentive Plan (the “Plan”). In addition, the Board approved the forms of stock option agreement and stock option exercise agreement to be used by participants under the Plan. The Plan provides a means by which eligible recipients of awards may be given an opportunity to benefit from increases in value of the Common Stock of the Company through the granting of one or more of the following awards: (1) Incentive Stock Options, (2) Nonstatutory Stock Options, (3) Restricted Awards (Restricted Stock and Restricted Stock Units) (4) Performance Awards and (5) Stock Appreciation Rights.

Eligible award recipients are employees, consultants, and directors of the Company and its affiliates. Incentive stock options may be granted only to employees of the Company. Awards other than incentive stock options may be granted to employees, consultants and directors. The shares that may be issued pursuant to awards consist of the Company’s authorized but unissued Common Stock, and the maximum aggregate amount of such Common Stock which may be issued upon exercise of all awards under the Plan, including incentive stock options, may not exceed 3,000,000 shares, subject to certain adjustments, less 627,337 shares, the total number of shares underlying options granted to employees prior to the adoption of this Plan and outstanding on the effective date under the Company’s 1999 Stock Option Plan.

The foregoing summary of the provisions of the Plan is not meant to be exhaustive and is qualified in its entirety be reference to the Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The form of stock option agreement and stock option exercise agreement are attached to this Current Report on Form 8-K as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 5.03. Amendments To Articles Of Incorporation Or Bylaws; Changes In Fiscal Year.

On April 20, 2006, the Board acted by unanimous written consent to approve and adopt the Restated Certificate of Incorporation of the Company (the “Restated Certificate of Incorporation”), which restates and integrates in its entirety the provisions of the Company’s certificate of incorporation and amendments thereto. A copy of the Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
3.1*	Restated Certificate of Incorporation.

10.1*	Form of Amended and Restated 2005 Stock Incentive Plan.

10.2*	Form of Stock Option Agreement.

10.3*	Form of Restricted Stock Award Agreement.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFPORT ENERGY CORPORATION

	By:	/s/ MICHAEL MOORE
Michael Moore
Vice President and Chief Financial Officer
Date: April 26, 2006